UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Western Asset Intermediate Muni Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2018

WESTERN ASSET

INTERMEDIATE MUNI FUND INC. (SBI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes*, consistent with prudent investing.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years.

II	Western Asset Intermediate Muni Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Muni Fund Inc. for the twelve-month reporting period ended November 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Intermediate Muni Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Intermediate Muni Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years. Under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the investment manager. In addition, up to 20% of the Fund’s total assets may be invested in debt securities that are, at the time of investment, rated below investment grade (commonly known as “high yield” or “junk” bonds) by an NRSRO or, if unrated, of equivalent quality as determined by the investment manager. The Fund may use a variety of derivative instruments as part of its investment strategy or for hedging and/or risk management purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended November 30, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including the December 2017 signing of the U.S. tax reform bill, solid economic growth in the U.S., four interest rate hikes by the Federal Reserve Board (the “Fed”)i, concerns over a global trade war and geopolitical issues.

Both short- and long-term Treasury yields moved sharply higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.78% — equaling the low for the period — and ended the period at 2.80%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.42% and ended the period at 3.01%. The low of 2.33% occurred on December 6, 2017, and the peak of 3.24% took place on November 8, 2018.

The municipal bond market outperformed its taxable bond counterpart during the reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexii and the Bloomberg Barclays U.S. Aggregate Indexiii returned 1.13% and -1.34%, respectively. Both the taxable and tax-free bond markets were negatively impacted by rising interest

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

rates. However, the tax-free market held up relatively better as fundamentals were solid overall and new supply moderated over the reporting period.

Q. How did we respond to these changing market conditions?

A. From a sector positioning perspective, we reduced the Fund’s allocation to the Health Care sector and increased its exposure to the Industrial Revenue sector. We also added to the Fund’s weighting in municipal securities rated BBB. Meanwhile, toward the end of the reporting period we extended the Fund’s durationiv. The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. This strategy modestly contributed to performance.

During the reporting period, we utilized leverage in the Fund. This contributed to performance over the Fund’s reporting period. We ended the period with leverage from preferred shares as a percentage of gross assets of roughly 26%.

Performance review

For the twelve months ended November 30, 2018, Western Asset Intermediate Muni Fund Inc. returned 0.39% based on its net asset value (“NAV”)v and -7.52% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexvi, returned 1.30% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagevii returned 0.68% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.37 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2018
Price Per Share	12-Month Total Return†
$9.75 (NAV)	0.39	%‡**
$8.29 (Market Price)	-7.52	%‡‡

All figures represent past performance and are not a guarantee of future results.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions at NAV.

‡‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	For the tax character of distributions paid during the fiscal year ended November 30, 2018, please refer to page 34 of this report.

**

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.19%.

2	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. Security selection in the Special Tax Obligation sector was beneficial, led by Fund holdings issued by the U.S. Virgin Islands. Security selection in the Industrial Revenue and Power sectors, along with Local General Obligation bond holdings, were also additive for returns.

The Fund’s quality biases also contributed to performance. In particular, having an overweight to municipal securities rated A and lower, along with underweights to securities rated AA and AAA, were positive for results, as lower rated issues outperformed their higher rated counterparts over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was an overweight to the Industrial Revenue sector. Security selection in the Transportation and Health Care sectors were also headwinds for results.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

December 18, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater liquidity and credit risk, including the risk of default, than higher-rated obligations.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi	The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

4	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and November 30, 2017 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	5

Spread duration (unaudited)

Economic exposure — November 30, 2018

Total Spread Duration
SBI	— 4.91 years
Benchmark	— 4.88 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

6	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2018

Total Effective Duration
SBI	— 4.89 years
Benchmark	— 4.93 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	7

Schedule of investments

November 30, 2018

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 132.8%
Alabama — 1.2%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants, Series D	5.000%	10/1/21	$1,500,000	$1,588,980
Arizona — 2.2%
La Paz County IDA, Charter School Solutions Harmony Public Schools Project	5.000%	2/15/38	500,000	527,880
Navajo Nation, Refunding, Series A	5.000%	12/1/25	250,000	271,392	(a)
Phoenix, AZ Civic Improvement Corp., Refunding, Junior Lien	5.000%	7/1/27	1,000,000	1,132,030
Pinal County Electric District No. 3, Refunding	4.000%	7/1/23	1,000,000	1,037,490
Total Arizona				2,968,792
California — 19.5%
Alameda Corridor Transportation Authority, Refunding, Second Subordinated Lien, Series B	5.000%	10/1/34	500,000	550,925
Anaheim Public Financing Authority Lease, Refunding, Series A	5.000%	5/1/26	2,000,000	2,286,560
Bay Area Toll Authority, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 1.100%)	2.790%	4/1/24	2,000,000	2,050,140	(b)(c)
California Municipal Finance Authority, Senior Lien, LINXS APM Project	5.000%	12/31/34	350,000	385,588	(d)
California PCFA	5.000%	7/1/27	2,000,000	2,110,260	(a)(d)
California State, Refunding, Bid Group C, GO	5.000%	8/1/33	1,000,000	1,146,640
California Statewide CDA, Provident Group-Pomona Properties	5.600%	1/15/36	555,000	582,550	(a)
Golden State Tobacco Securitization Corp., Refunding, Series A-1	5.000%	6/1/34	1,500,000	1,622,430
Long Beach Bond Finance Authority, Refunding, Series A	5.000%	8/1/31	1,855,000	2,020,503
Los Angeles County Public Works Financing Authority, Multiple Capital Projects II	5.000%	8/1/22	1,000,000	1,111,840
Los Angeles Department of Water & Power, Power System Revenue, Series C	5.000%	7/1/37	750,000	859,853
Modesto Irrigation District:
Refunding, Series A	5.000%	7/1/24	4,130,000	4,437,561
Refunding, Series A	5.000%	7/1/25	2,000,000	2,146,320
Morongo Band of Mission Indians, Tribal Economic Development, Series A	5.000%	10/1/42	100,000	101,702	(a)
M-S-R Energy Authority, Series B	6.125%	11/1/29	3,000,000	3,696,030
River Islands Public Financing Authority, Refunding, Community Facilities District No. 2003-1	5.250%	9/1/34	430,000	450,335
Riverside County Transportation Commission, Limited Tax, Series A	5.250%	6/1/26	300,000	343,770	(e)
Riverside, CA Sewer Revenue, Refunding, Series A	5.000%	8/1/35	750,000	873,210
Total California				26,776,217

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 5.2%
Base Village Metropolitan District #2, GO, Refunding, Series A	5.500%	12/1/36	$500,000	$496,615
Denver, CO, City & County, Refunding, United Airlines Inc. Project	5.000%	10/1/32	100,000	105,150	(d)
E-470 Public Highway Authority, Series C	5.250%	9/1/25	2,000,000	2,095,540
Public Authority for Colorado Energy	6.125%	11/15/23	3,940,000	4,485,060
Total Colorado				7,182,365
Connecticut — 1.3%
Connecticut State, GO, Series E	5.000%	10/15/34	210,000	227,924
Connecticut State HEFA:
Bristol Hospital, Series B, AGC	5.500%	7/1/21	705,000	707,002
Refunding, Sacred Heart University Issue, Series I-1	5.000%	7/1/36	250,000	276,435
Connecticut State Special Tax Revenue, Transportation Infrastructure	5.000%	1/1/37	500,000	549,320
Total Connecticut				1,760,681
District of Columbia — 0.1%
District of Columbia, Ingleside Rock Creek Project, Series A	4.125%	7/1/27	140,000	137,959
Florida — 8.9%
Broward County, FL, Airport System Revenue	5.000%	10/1/36	250,000	276,462	(d)
Florida Development Finance Corp., Renaissance Charter School Inc. Project	6.000%	6/15/35	150,000	154,815	(a)
Jacksonville, FL, Refunding, Better Jacksonville	5.000%	10/1/30	1,500,000	1,630,440
Miami-Dade County Expressway Authority, Refunding, Series B	5.000%	7/1/26	1,500,000	1,693,035
Miami-Dade County Health Facilities Authority, Refunding, Nicklaus Children’s Hospital	5.000%	8/1/36	250,000	274,623
Miami-Dade County School Board, COP, Series A, AGC	5.000%	2/1/24	2,000,000	2,010,340	(e)
Miami-Dade County, FL, Aviation Revenue:
Refunding, Series A	5.000%	10/1/31	4,000,000	4,294,960	(d)
Refunding, Series A	5.000%	10/1/32	1,000,000	1,072,620	(d)
Mid-Bay Bridge Authority, Refunding, Series A	5.000%	10/1/27	545,000	611,441
Orange County Health Facilities Authority, Refunding, Presbyerian Retirement Communities	5.000%	8/1/36	250,000	266,170
Total Florida				12,284,906
Georgia — 6.0%
Atlanta, GA, Water & Wastewater Revenue, Series A	6.000%	11/1/23	2,000,000	2,074,740	(e)
Burke County Development Authority, Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	1,000,000	991,730	(b)(c)
DeKalb Private Hospital Authority, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,055,140

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	9

Schedule of investments (cont’d)

November 30, 2018

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
DeKalb, Newton & Gwinnett Counties Joint Development Authority, GGC Foundation LLC Project	6.000%	7/1/29	$1,000,000	$1,023,490	(e)
Main Street Natural Gas Inc., Series E, (SIFMA Municipal Swap Index Yield + 0.570%)	2.260%	12/1/23	1,500,000	1,497,840	(b)(c)
Private Colleges & Universities Authority, Savannah College of Art & Design Project	5.000%	4/1/28	500,000	545,510
Total Georgia				8,188,450
Illinois — 13.0%
Chicago Board of Education:
Dedicated	5.000%	4/1/38	500,000	531,690	(f)
GO, Refunding, Dedicated, Series G	5.000%	12/1/34	270,000	274,101
GO, Refunding, Series C	5.000%	12/1/24	250,000	259,385	(f)
Chicago O’Hare International Airport:
Refunding, Series A	5.000%	1/1/31	1,750,000	1,900,185	(d)
Senior Lien, Series D	5.250%	1/1/36	500,000	560,505
Senior Lien, Series D	5.250%	1/1/37	400,000	447,380
Chicago, IL, GO:
Refunding, Series 2003B	5.500%	1/1/30	1,000,000	1,067,380
Refunding, Series C	5.000%	1/1/25	500,000	532,260
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Refunding, Series B	5.000%	1/1/36	600,000	646,392
Chicago, IL, Waterworks Revenue:
Refunding, Second Lien	5.000%	11/1/29	500,000	559,730
Refunding, Second Lien, Series 2017-2, AGM	5.000%	11/1/32	630,000	699,716
Illinois Finance Authority:
Memorial Health System	5.250%	4/1/29	1,670,000	1,687,568
Refunding, Southern Illinois Healthcare Enterprises Inc.	5.000%	3/1/32	200,000	220,828
Refunding, Southern Illinois Healthcare Enterprises Inc.	5.000%	3/1/34	500,000	547,795
Illinois Sports Facilities Authority, Refunding, State Tax Supported, AGM	5.250%	6/15/30	3,000,000	3,281,160
Illinois State:
GO, Refunding	5.000%	2/1/26	600,000	636,612
GO, Refunding	5.000%	2/1/29	500,000	524,545
GO, Refunding, Series A	5.000%	10/1/29	1,300,000	1,371,149
GO, Series A	5.000%	12/1/42	300,000	305,217
GO, Series D	5.000%	11/1/26	450,000	478,355
Illinois State University, Refunding, Auxiliary Facilities System, Series A, AGM	5.000%	4/1/28	100,000	112,719
Metropolitan Pier & Exposition Authority, Refunding, McCormick Place Expansion Project	5.000%	12/15/31	250,000	267,810

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Metropolitan Water Reclamation District of Greater Chicago, GO, Series B, Green Bond	5.000%	12/1/29	$850,000	$946,160
Total Illinois				17,858,642
Indiana — 5.7%
Hammond Multi-School Building Corp.:
First Mortgage State Intercept	5.000%	7/15/34	750,000	831,900
First Mortgage State Intercept	5.000%	7/15/35	1,035,000	1,143,882
Indiana Finance Authority, Refunding, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,021,410
Indianapolis, IN, Department of Public Utilities Gas Utility Revenue, Refunding, Second Lien, Series A	5.250%	8/15/29	4,000,000	4,456,480
Valparaiso, IN, Pratt Paper LLC Project	5.875%	1/1/24	295,000	321,984	(d)
Total Indiana				7,775,656
Kentucky — 2.1%
Kentucky Public Energy Authority:
Gas Supply, Series B	4.000%	1/1/25	1,200,000	1,257,240	(b)(c)
Series A	4.000%	4/1/24	1,600,000	1,675,920	(b)(c)
Total Kentucky				2,933,160
Louisiana — 4.5%
New Orleans Aviation Board:
Series B	5.000%	1/1/29	2,000,000	2,185,400	(d)
Series B	5.000%	1/1/30	2,000,000	2,176,220	(d)
Port New Orleans Board of Commissioners, Refunding, Series B, AGM	5.000%	4/1/38	1,625,000	1,804,692	(d)
Total Louisiana				6,166,312
Massachusetts — 0.4%
Massachusetts DFA:
Refunding, Partners Healthcare System	5.000%	7/1/37	250,000	278,195
UMass Boston Student Housing Project	5.000%	10/1/28	200,000	215,962
Total Massachusetts				494,157
Michigan — 3.0%
Detroit Downtown Development Authority, Refunding, Series A, AGM	5.000%	7/1/38	250,000	262,585	(f)
Great Lakes Water Authority Water Supply System Revenue:
Refunding, Senior Lien, Series C	5.000%	7/1/33	800,000	903,096
Refunding, Senior Lien, Series C	5.000%	7/1/35	350,000	392,794
Michigan Finance Authority:
Local Government Loan Program	5.000%	7/1/33	275,000	301,073
Refunding, Higher Education Thomas M Cooley Law School Project	6.250%	7/1/29	600,000	601,080	(a)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

November 30, 2018

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Refunding, Hospital, Trinity Health Credit Group	5.000%	12/1/42	$250,000	$275,463
Refunding, Local Government Loan Program, AGM	5.000%	7/1/24	1,000,000	1,133,140
Michigan Strategic Fund, I-75 Improvement Project	5.000%	12/31/43	300,000	319,860	(d)
Total Michigan				4,189,091
Missouri — 0.2%
St Louis County IDA, Friendship Village, St. Louis Obligated Group	5.000%	9/1/38	300,000	300,435
Nebraska — 0.4%
Central Plains Energy Project, Refunding, Project #3, Series A	5.000%	9/1/36	500,000	566,100
Nevada — 3.0%
Humboldt County, NV, Refunding, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,085,680
New Jersey — 11.6%
Casino Reinvestment Development Authority, Refunding, AGM	5.000%	11/1/28	1,000,000	1,083,270
New Jersey EDA:
Continental Airlines Inc. Project	4.875%	9/15/19	345,000	350,637
Refunding, Port Newark Container Terminal LLC Project	5.000%	10/1/37	150,000	159,105	(d)
Refunding, School Facilities Construction	5.000%	3/1/28	2,825,000	2,999,755
Refunding, School Facilities Construction	5.000%	3/1/29	2,175,000	2,302,781
New Jersey EFA, Refunding, University of Medicine & Dentistry, Series B	7.125%	12/1/23	2,000,000	2,051,800	(e)
New Jersey Higher Education Student Assistance Authority, Series A	5.375%	6/1/24	995,000	1,007,209
New Jersey Transportation Trust Fund Authority, Transportation System, Series B	5.250%	6/15/23	4,000,000	4,239,080
New Jersey Turnpike Authority, Refunding, Series G	5.000%	1/1/35	1,000,000	1,135,130
Tobacco Settlement Financing Corp., Refunding, Series A	5.000%	6/1/35	500,000	543,280
Total New Jersey				15,872,047
New York — 11.6%
Hudson Yards Infrastructure Corp., Refunding, Series A	5.000%	2/15/35	1,000,000	1,130,380
New York State Dormitory Authority:
Refunding, Group 2, Series E	5.000%	3/15/36	3,500,000	4,025,315
Refunding, Group 3, Series E	5.000%	3/15/38	1,500,000	1,711,605
New York State Thruway Authority:
Junior Lien, Series A	5.000%	1/1/36	1,000,000	1,102,480
Transportation, Series A	5.000%	3/15/26	200,000	221,800
New York Transportation Development Corp.:
Delta Air Lines Inc., LaGuardia Airport	5.000%	1/1/31	2,050,000	2,267,115	(d)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	1,225,000	1,326,332	(d)

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Refunding, American Airlines Inc.	5.000%	8/1/31	$600,000	$619,548	(d)
Niagara Area Development Corp., Refunding, Covanta Project, Series B	3.500%	11/1/24	750,000	739,740	(a)
Port Authority of New York & New Jersey, Refunding, 193RD Series	5.000%	10/15/30	1,500,000	1,672,980	(d)
Utility Debt Securitization Authority, Restructuring, Series TE	5.000%	12/15/27	1,000,000	1,124,020
Total New York				15,941,315
North Carolina — 1.4%
North Carolina Eastern Municipal Power Agency, Series B	5.000%	1/1/26	1,750,000	1,754,340	(e)
North Carolina Turnpike Authority, Refunding, Senior Lien	5.000%	1/1/30	100,000	111,662
Total North Carolina				1,866,002
Ohio — 0.4%
American Municipal Power Inc., Refunding, AMP Fremont Energy Center	5.000%	2/15/29	500,000	577,225
Oklahoma — 1.9%
Grand River Dam Authority, Series A	5.000%	6/1/30	2,500,000	2,613,075	(e)
Payne County EDA, Epworth Living at The Ranch	6.250%	11/1/31	130,000	53,300	*(g)
Total Oklahoma				2,666,375
Oregon — 1.4%
Portland, OR, Series C	5.000%	6/15/28	570,000	617,926
Washington County School District No. 1 West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	500,000	574,350
Yamhill County Hospital Authority :
Refunding, Friendsview Retirement Community	5.000%	11/15/31	350,000	371,171
Refunding, Friendsview Retirement Community	5.000%	11/15/36	325,000	339,281
Total Oregon				1,902,728
Pennsylvania — 2.9%
Commonwealth Financing Authority, Tobacco Master Settlement Payment	5.000%	6/1/30	200,000	224,910
Cumberland County Municipal Authority, Refunding, Diakon Lutheran Ministries	5.000%	1/1/27	500,000	542,705
Montgomery County IDA, New Regional Medical Center Project, FHA	5.000%	8/1/24	1,925,000	2,012,568	(e)
Philadelphia Authority for Industrial Development	5.000%	5/1/35	500,000	552,490
State Public School Building Authority:
Refunding, Philadelphia School District, AGM	5.000%	6/1/31	150,000	166,560
Refunding, Philadelphia School District, AGM	5.000%	6/1/33	450,000	496,701
Total Pennsylvania				3,995,934

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

November 30, 2018

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 0.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Senior Lien, Series A	5.250%	7/1/42	$320,000	$295,600
South Carolina — 0.3%
South Carolina Ports Authority	5.000%	7/1/36	400,000	444,664	(d)
Tennessee — 5.8%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Green Bond, Series A	5.000%	7/1/42	300,000	338,529
Tennessee Energy Acquisition Corp.:
Series A	5.250%	9/1/20	2,030,000	2,130,404
Series A	5.250%	9/1/23	4,940,000	5,494,070
Total Tennessee				7,963,003
Texas — 7.3%
Arlington, TX, Subordinated Lien, Series C, BAM	5.000%	2/15/41	250,000	270,675
Austin, TX, Airport System Revenue	5.000%	11/15/27	1,000,000	1,116,030	(d)
Dallas Love Field, Airport Modernization	5.000%	11/1/31	90,000	100,481	(d)
Harris County Houston Sports Authority, Senior Lien, Refunding, Series A, AGM	5.000%	11/15/25	1,000,000	1,125,340
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc.	5.000%	7/15/28	500,000	557,735	(d)
Subordinated, Series A	5.000%	7/1/36	1,055,000	1,172,073	(d)
North Texas Tollway Authority:
Refunding, First Tier, Series A	5.000%	1/1/36	500,000	555,495
Refunding, Series B	5.000%	1/1/34	1,300,000	1,433,302
Tarrant County Cultural Education Facilities Finance Corp., Buckner Senior Living Ventana Project	6.625%	11/15/37	130,000	141,603
Texas Department of Housing & Community Affairs, RIBS Series C-2, GNMA/FNMA/FHLMC	10.341%	7/2/24	50,000	51,365	(c)
Texas Municipal Gas Acquisition & Supply Corp. III	5.000%	12/15/22	2,000,000	2,189,740
Texas Water Development Board, State Water Implementation Fund, Series A	5.000%	10/15/43	1,100,000	1,245,354
Total Texas				9,959,193
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority:
Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	150,000	152,025
Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	100,000	101,350
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	300,000	302,250
Matching Fund Loan, Subordinated, Series A	6.000%	10/1/39	335,000	336,675
Total U.S. Virgin Islands				892,300

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utah — 0.2%
Utah Charter School Finance Authority, Syracuse Arts Academy Project, Utah CSCE	5.000%	4/15/37	$250,000	$272,300
Virginia — 5.8%
Pittsylvania County, VA, GO:
Series B	5.500%	2/1/22	540,000	543,224	(e)
Series B	5.500%	2/1/23	1,030,000	1,036,149	(e)
Series B	5.600%	2/1/24	2,490,000	2,505,239	(e)
Virginia Beach Development Authority, Refunding, Westminster-Canterbury on Chesapeake Bay	5.000%	9/1/40	1,250,000	1,354,150
Virginia Small Business Financing Authority:
Second Lien, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,119,260
Senior Lien, 95 Express Lanes LLC	5.000%	7/1/34	350,000	365,274	(d)
Total Virginia				7,923,296
Washington — 0.7%
Washington Health Care Facilities Authority, Multicare Health System, Series B, AGC	5.750%	8/15/29	1,000,000	1,026,230	(e)
Wisconsin — 4.0%
Central Brown County Water Authority, Refunding, Series A	5.000%	11/1/35	2,105,000	2,340,928
La Crosse, WI, Refunding, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,196,900
Public Finance Authority:
American Dream @ Meadowlands Project	6.500%	12/1/37	200,000	221,666	(a)
Denver International Airport Great Hall Project, Series A	5.000%	9/30/37	175,000	189,324	(d)
Village of Mount Pleasant, WI, Series A	5.000%	4/1/43	500,000	548,540
Total Wisconsin				5,497,358
Total Investments before Short-Term Investments (Cost — $177,410,753)				182,353,153
Short-Term Investments — 0.9%
Municipal Bonds — 0.9%
Florida — 0.1%
Sarasota County Public Hospital District, Refunding, Sarasota Memorial Hospital, Series B	1.650%	7/1/37	100,000	100,000	(h)(i)
New York — 0.5%
New York, NY, GO, Subordinated Series H-5, LOC - Dexia Credit Local	1.690%	3/1/34	700,000	700,000	(h)(i)
North Carolina — 0.2%
Raleigh, NC, COP, Downtown Improvement Project, Series B-1	1.650%	2/1/34	310,000	310,000	(h)(i)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

November 30, 2018

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 0.1%
University of Wisconsin Hospitals & Clinics, Refunding	1.590%	4/1/48	$200,000	$200,000	(h)(i)
Total Short-Term Investments (Cost — $1,310,000)				1,310,000
Total Investments — 133.7% (Cost — $178,720,753)				183,663,153
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (0.4)%				(600,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (34.5)%				(47,400,000)
Other Assets in Excess of Liabilities — 1.2%				1,676,713
Total Net Assets Applicable to Common Shareholders — 100.0%				$137,339,866

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	The coupon payment on these securities is currently in default as of November 30, 2018.

(h)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
BAM	— Build America Mutual — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration — Insured Bonds
GO	— General Obligation

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Western Asset Intermediate Muni Fund Inc.

Abbreviations used in this schedule (cont’d):
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
LOC	— Letter of Credit
PCFA	— Pollution Control Financing Authority
RIBS	— Residual Interest Bonds
SIFMA	— Securities Industry and Financial Markets Association

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.8%
AA/Aa	34.2
A	43.4
BBB/Baa	11.5
BB/Ba	2.3
B/B	0.4
CCC/Caa	0.5
CC/Ca	0.2
A-1/VMIG 1	0.7
NR***	4.0
100.0%

*	As a percentage of total investments.

**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***

The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	17

Statement of assets and liabilities

November 30, 2018

Assets:
Investments, at value (Cost — $178,720,753)	$183,663,153
Interest receivable	2,526,070
Prepaid expenses	76,323
Total Assets	186,265,546

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 1,896 shares issued and outstanding) (net of deferred offering costs of $725,168) (Note 5)	46,674,832
Payable for securities purchased	1,052,075
Distributions payable to Common Shareholders	415,428
Investment management fee payable	84,112
Due to custodian	7,001
Directors’ fees payable	2,693
Distributions payable to Auction Rate Cumulative Preferred Stockholders	757
Accrued expenses	88,782
Total Liabilities	48,325,680
Series M Municipal Auction Rate Cumulative Preferred Stock (24 shares authorized and issued at $25,000 per share) (Note 6)	600,000
Total Net Assets Applicable to Common Shareholders	$137,339,866

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 14,082,315 shares issued and outstanding; 100,000,000 common shares authorized)	$14,082
Paid-in capital in excess of par value	133,252,985
Total distributable earnings (loss)	4,072,799
Total Net Assets Applicable to Common Shareholders	$137,339,866

Common Shares Outstanding	14,082,315

Net Asset Value Per Common Share	$9.75

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Statement of operations

For the Year Ended November 30, 2018

Investment Income:
Interest	$7,420,444

Expenses:
Investment management fee (Note 2)	1,040,908
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	723,092
Liquidity fees (Note 5)	336,739
Remarketing fees (Note 5)	48,061
Rating agency fees	43,461
Directors’ fees	40,261
Transfer agent fees	34,891
Audit and tax fees	34,398
Legal fees	31,046
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	27,619
Shareholder reports	26,831
Fund accounting fees	13,854
Auction agent fees	8,052
Custody fees	7,947
Stock exchange listing fees	4,931
Insurance	2,855
Auction participation fees (Note 6)	1,301
Interest expense	89
Miscellaneous expenses	22,204
Total Expenses	2,448,540
Net Investment Income	4,971,904

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(278,577)
Futures contracts	60,060
Net Realized Loss	(218,517)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,470,737)
Futures contracts	36,593
Change in Net Unrealized Appreciation (Depreciation)	(4,434,144)
Net Loss on Investments and Futures Contracts	(4,652,661)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(57,767)
Increase in Net Assets Applicable to Common Shareholders From Operations	$261,476

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended November 30,	2018	2017

Operations:
Net investment income	$4,971,904	$5,433,419
Net realized gain (loss)	(218,517)	161,608
Change in net unrealized appreciation (depreciation)	(4,434,144)	1,993,968
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(57,767)	(34,412)
Increase in Net Assets Applicable to Common Shareholders From Operations	261,476	7,554,583

Distributions to Common Shareholders From (Note 1):
Total distributable earnings[1]	(5,175,251)	(6,049,763)
Decrease in Net Assets From Distributions to Common Shareholders	(5,175,251)	(6,049,763)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	300,000	—
Increase in Net Assets From Fund Share Transactions	300,000	—
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(4,613,775)	1,504,820

Net Assets Applicable to Common Shareholders:
Beginning of year	141,953,641	140,448,821
End of year[2]	$137,339,866	$141,953,641

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended November 30, 2017, distributions from net investment income were $6,049,763.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended November 30, 2017, end of year net assets included undistributed net investment income of $293,102.

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Statement of cash flows

For the Year Ended November 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$319,243
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(50,295,597)
Sales of portfolio securities	50,708,966
Net purchases, sales and maturities of short-term investments	17,104
Net amortization of premium (accretion of discount)	1,246,625
Decrease in receivable for securities sold	147,625
Decrease in interest receivable	31,414
Increase in prepaid expenses	(47,360)
Increase in payable for securities purchased	85,392
Decrease in investment management fee payable	(3,305)
Increase in Directors’ fee payable	54
Increase in accrued expenses	18,140
Decrease in distributions payable to Variable Rate Demand Preferred Stockholders	(2,316)
Decrease in payable to broker — variation margin on open futures contracts	(14,063)
Net realized loss on investments	278,577
Change in net unrealized appreciation (depreciation) of investments	4,470,737
Net Cash Provided by Operating Activities	6,961,236

Cash Flows From Financing Activities:
Distributions paid on common stock	(5,238,622)
Distributions paid on Auction Rate Cumulative Preferred Stock	(57,234)
Repurchase of Auction Rate Cumulative Preferred Stock	(1,700,000)
Decrease in deferred preferred stock offering costs	27,619
Increase in due to custodian	7,001
Net Cash Used in Financing Activities	(6,961,236)
Cash at Beginning of Year	—
Cash at End of Year	—

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

November 30, 2018
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$0

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	21

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$10.08	$9.97	$10.47	$10.29	$9.77

Income (loss) from operations:
Net investment income	0.35	0.39	0.41	0.42	0.46
Net realized and unrealized gain (loss)	(0.33)	0.15	(0.43)	(0.10)	0.54
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income[2]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total income (loss) from operations	0.02	0.54	(0.02)	0.32	1.00

Less distributions to common shareholders from:
Net investment income	(0.37)	(0.43)	(0.48)	(0.48)	(0.48)
Total distributions to common shareholders	(0.37)	(0.43)	(0.48)	(0.48)	(0.48)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.02	—	—	0.34	—

Net asset value, end of year	$9.75	$10.08	$9.97	$10.47	$10.29

Market price, end of year	$8.29	$9.35	$9.53	$10.06	$9.80
Total return, based on NAV[3,4]	0.39%[5]	5.47%	(0.36)%	6.52%[6]	10.44%
Total return, based on Market Price[7]	(7.52)%	2.55%	(0.78)%	7.73%	15.85%

Net assets applicable to common shareholders, end of end of year (millions)	$137	$142	$140	$147	$145

Ratios to average net assets:[8]
Gross expenses	1.76%	1.56%	1.38%	1.26%	0.94%
Net expenses	1.76	1.56	1.38	1.26	0.94
Net investment income	3.57	3.80	3.83	4.02	4.54

Portfolio turnover rate	27%	11%	13%	6%	11%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$600	$2,600	$2,600	$2,600	$50,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Year (000s)	$47,400	$47,400	$47,400	$47,400	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[9]	386%	384%	381%	395%	390%[10]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[9]	$96,531	$95,977	$95,224	$98,722	$97,440

See Notes to Financial Statements.

22	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.19%.

[6]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 3.17%.

[7]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[9]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[10]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

24	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	25

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$182,353,153	—	$182,353,153
Short-term investments†	—	1,310,000	—	1,310,000
Total investments	—	$183,663,153	—	$183,663,153

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

26	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	27

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

28	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (loss)	Paid-in Capital
(a)	$542,421	$(542,421)

(a)	Reclassifications are due to the expiration of a capital loss carryforward and non-deductible offering costs for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating this fee, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	29

Notes to financial statements (cont’d)

a common investment manager or subadviser (or affiliated investment manager or subad-viser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended November 30, 2018, such purchase and sale transactions (excluding accrued interest) were $31,280,000 and $26,610,000, respectively.

3. Investments

During the year ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$50,295,597
Sales	50,708,966

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$178,498,342	$6,011,770	$(846,959)	$5,164,811

4. Derivative instruments and hedging activities

At November 30, 2018, the Fund did not have any open derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$60,060

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$36,593

During the year ended November 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$350,120
Futures contracts (to sell)†	196,192

†	At November 30, 2018, there were no open positions held in this derivative.

30	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

5. Variable rate demand preferred stock

On February 25, 2015, the Fund completed a private offering of 1,896 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at November 30, 2018.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	2/25/2045	1,896	$25,000	$47,400,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, February 25, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	31

Notes to financial statements (cont’d)

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on February 22, 2019. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the year ended November 30, 2018 was 1.526%. VRDPS shares issued and outstanding remained constant during the year ended November 30, 2018.

6. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal ARCPS.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 20, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On February 25, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,896 ARCPS, which represented 94.8% of outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in

32	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

At November 30, 2018, the Fund had 24 shares of ARCPS outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 1.573% to 2.860% during the year ended November 30, 2018. November 30, 2018, the dividend rate was 2.655%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	33

Notes to financial statements (cont’d)

0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended November 30, 2018, CGM earned $1,301 as a participating broker/dealer.

7. Distributions to common shareholders subsequent to November 30, 2018

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/23/2018	12/3/2018	$0.0295
12/21/2018	12/31/2018	$0.0275
1/18/2019	2/1/2019	$0.0275
2/15/2019	3/1/2019	$0.0275

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2018, the Fund did not repurchase any shares.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2018	2017
Distributions paid from:
Tax exempt income:
Common shareholders	$5,174,944	$6,039,082
Auction rate cumulative preferred stockholders	57,765	34,412
Variable rate demand preferred stockholders	723,066	458,124
Total tax exempt distributions	$5,955,775	$6,531,618
Taxable income:
Common shareholders	307	10,681
Auction rate cumulative preferred stockholders	2	—
Variable rate demand preferred stockholders	26	383
Total taxable distributions	335	11,064
Total distributions paid	$5,956,110	$6,542,682

34	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

As of November 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$85,261
Undistributed ordinary income — net	572
Total undistributed earnings	85,833
Deferred capital losses*	(1,126,594)
Other book/tax temporary differences(a)	(51,251)
Unrealized appreciation (depreciation)(b)	5,164,811
Total accumulated earnings (losses) — net	$4,072,799

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2018 Annual Report	35

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Intermediate Muni Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Muni Fund Inc. (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended November 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the periods ended on or prior to November 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

36	Western Asset Intermediate Muni Fund Inc. 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Intermediate Muni Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company, LLC (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Western Asset Intermediate Muni Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well

38	Western Asset Intermediate Muni Fund Inc.

as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged intermediate municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of ten funds, including the Fund, for the 1-year period ended June 30, 2018; nine funds, including the Fund, for the 3- and 5-year periods ended such date; and eight funds for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked eighth (first being best in these performance rankings) for the 1-year period ended June 30, 2018; seventh for the 3-year period ended such date; fifth for the five-year period ended such date; and seventh for the 10-year period ended such date. The Fund’s performance was worse than the median performance of the Performance Universe for each of the 1-, 3-, and 10-year periods ended June 30, 2018 and at the Performance Universe median for the 5-year period ended such date. The Manager noted the small size of the Performance Universe. In reviewing the Fund’s performance, the Manager also noted differences in the investment objective and strategies of the Fund and those of other Performance Universe Funds. The Manager noted, among other things, that an investment objective of the Fund objective is to provide a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund’s overweight to pre-funded municipal bonds in line with that objective detracted from the Fund’s performance relative to the Performance Universe for the 1-year period. In addition, the Fund elected not to use additional leverage in the form of tender offer bonds as other relative Performance Universe funds did to their benefit during the 3- and 5-year periods. The use of leverage can enhance investment performance in a rising market but detract from performance in a declining market. The Manager also noted that the Fund’s long-standing and continuing avoidance of tobacco securities has detracted from performance as well. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period ended June 30, 2017 but outperformed its benchmark for each of the 3-and 5-year periods ended such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Western Asset Intermediate Muni Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and eight other leveraged intermediate municipal debt closed-end funds, as classified by Broadridge. The nine funds in the Expense Universe had average net common share assets ranging from $64.9 million to $587.2 million. Four of the other Expense Universe funds were larger than the Fund and four were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe compared on the basis of common share assets only and was better than the Expense Universe median for that expense component and was ranked fifth among the funds in the Expense Universe compared on the basis of common share and leveraged assets and was at the Expense Universe median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Universe funds whether compared on the basis of common share assets only or compared on the basis of common share and leveraged assets and, in each case, were better (i.e., lower) than the Expense Universe median for that expense component. In reviewing the Broadridge Expense Information comparisons of the Fund’s actual total expenses, the Manager noted, among other things, that the Fund’s investment-related expenses were high relative to other Expense Universe funds as a result of its 2015 private offering of Variable Rate Demand Preferred Stock (VRPS). The Manager further noted that the small number and varying sizes of funds in the Expense Universe made meaningful expense comparisons difficult.

40	Western Asset Intermediate Muni Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Western Asset Intermediate Muni Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and western asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

42	Western Asset Intermediate Muni Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Muni Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

Western Asset Intermediate Muni Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (Since 2018), Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (Since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

44	Western Asset Intermediate Muni Fund Inc.

Independent Directors† cont’d
Nisha Kumar[2]
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations.
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director of the India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	137
Other board memberships held by Director during past five years	None

Western Asset Intermediate Muni Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Western Asset Intermediate Muni Fund Inc.

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jennifer S. Berg Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Western Asset Intermediate Muni Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2021, year 2019 and year 2020, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Effective January 1, 2019, Ms. Kumar became a Director.

[3]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

48	Western Asset Intermediate Muni Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Intermediate Muni Fund Inc.	49

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

50	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset Intermediate Muni Fund Inc.	51

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

52	Western Asset Intermediate Muni Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2018:

Common Shareholders
Record date:	Monthly	Monthly	Monthly
Payable date:	December 2017 to May 2018	7/2/2018	July 2018 to November 2018
Tax-exempt interest	100.00%	99.93%	100.00%
Ordinary income*	—	0.07%	—

All of the distributions paid to holders of Variable Rate Demand Preferred Stock and holders of Auction Rate Cumulative Preferred Stock consist of tax-exempt income, except for the following amounts of ordinary income per share:

Share Class	Payable Date	Ordinary Income per Share*
ARCP	7/3/2018	$0.083333
VRDP	7/2/2018	$0.013700

The following information is applicable to non-U.S. resident shareholders:

*

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Intermediate Muni Fund Inc.	53

Western Asset

Intermediate Muni Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset

Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

**	Prior to May 2, 2018, known as Western Asset Management Company
†	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

SBI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010710 1/19 SR18-3524

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2017 and November 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,575 in November 30, 2017 and $27,216 in November 30, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $34,700 in November 30, 2017 and $0 in November 30, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Intermediate Muni Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,790 in November 30, 2017 and $0 in November 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Intermediate Muni Fund Inc. were $0 in November 30, 2017 and $0 in November 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Intermediate Muni Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Intermediate Muni Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2017 and November 30, 2018; Tax Fees were 100% and 100% for November 30, 2017 and November 30, 2018; and Other Fees were 100% and 100% for November 30, 2017 and November 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Intermediate Muni Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Intermediate Muni Fund Inc. during the reporting period were $160,000 in November 30, 2017 and $678,000 in November 30, 2018.

(h) Yes. Western Asset Intermediate Muni Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Intermediate Muni Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Nisha Kumar **

Paolo M. Cucchi

Leslie H. Gelb*

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett*

*	Messrs. Gelb and Roett retired as Board and Audit Committee members as of December 31, 2018.
**	Effective January 1, 2019, Ms. Kumar became a Director and Audit Committee member.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and  circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2018.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	107	$163.74 billion	None	None
	Other Pooled Vehicles	258	$76.23 billion	7	$1.47 billion
	Other Accounts	590	$188.98 billion	29	$12.29 billion
Robert E. Amodeo‡	Other Registered Investment Companies	20	$12.29 billion	None	None
	Other Pooled Vehicles	1	$70 million	None	None
	Other Accounts	11	$2.35 billion	None	None
David T. Fare‡	Other Registered Investment Companies	17	$11.55 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	3	$907 million	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2018.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
David T. Fare	A
Robert Amodeo	B

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 25, 2019